Exhibit 99.1

CRAIG M. BERNFIELD 1755 Overland Trail Deerfield, IL 60015 October 23, 2018 Craig R. Callan Chairman of the Board Omega Healthcare Investors, Inc. 303 International Circle Suite 200 Hunt Valley, MD 21030 Re: Resignation Dear Craig: Effective of even date herewith, I am resigning as a member of the Board of Directors of Omega HealthCare Investors and associated committees I participate on. Sincerely, Craig M. Bernfield Enclosure